UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2023
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 468-2512
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.02. Unregistered Sales of Equity Securities.

On April 3, 2023 (the “Grant Date”), Under Armour, Inc. (the “Company”) issued to professional basketball player Stephen Curry an award of restricted stock units for 8,823,530 shares of the Company’s Class C common stock, par value $0.0003 1/3 (the “Award”), pursuant to a Stock Unit Agreement. The Award was issued to the WSC and AC Family Revocable Trust (the “Trust”), of which Mr. Curry is a trustee and beneficiary. The Award was valued at $75.0 million based on the closing stock price of the Company’s Class C common stock on the Grant Date. The Award was granted as partial consideration in connection with Mr. Curry’s entry into an Under Armour, Inc. Athlete Product, Brand, Ambassador, and Endorsement Agreement (the “Athlete Agreement”) with the Company, pursuant to which Mr. Curry is continuing his relationship with the Company as a brand ambassador of the Company and will serve as the President of Curry Brand, a signature product line of the Company. Under the Stock Unit Agreement, the Award vests in two equal installments on September 30, 2029 and September 30, 2034, subject to proration in the event of early termination of the Athlete Agreement.
The issuance of the Award was made in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, in that the issuance did not involve a public offering and was made without general solicitation or advertising. No underwriters were involved in the transaction and the Trust provided customary representations for a private placement of securities.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: April 6, 2023	By:	/s/ David E. Bergman
David E. Bergman
Chief Financial Officer